                                                                    Exhibit 99.4

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999
                      (In thousands, except per share data)

                                                                                            Pro Forma Adjustments
                                                                             -----------------------------------------------------
                                                                               Properties sold
                                                                                   prior to           Sale of           Spinoff of
                                                              Historical      December 31, 1999     Crossroads (1)      Imperial (2)
                                                              ----------      -----------------     --------------      ------------
Revenues
  Rents                                                        $ 109,839           $(53,647)          $(11,378)
  Sales                                                            6,643
  Interest - Mortgage loans                                          463
           - Short-term investments                                2,649               (567)                (7)           (1,950)
  Equity in income from joint venture                                 64
  Management fees                                                    332
  Other income                                                       784
                                                               ---------           --------           --------           -------
                                                                 120,774            (54,214)           (11,385)           (1,950)
                                                               ---------           --------           --------           -------

Expenses
  Property operating                                              36,224            (21,342)            (1,844)
  Cost of goods sold                                               8,670
  Real estate taxes                                                9,937             (3,709)            (1,987)
  Depreciation and amortization                                   25,331            (11,283)            (1,691)
  Interest - Mortgage loans                                       28,264            (11,221)            (4,327)
           - Notes payable                                         4,232             (4,193)
           - Senior notes                                          1,113
           - Bank loans and other                                  4,833             (3,253)
  General and administrative                                      14,664
  Unrealized loss on carrying value of assets
  identified for disposition and impaired assets                   9,800
                                                               ---------           --------           --------           -------
                                                                 143,068            (55,001)            (9,849)               --
                                                               ---------           --------           --------           -------


Loss before capital gain, extraordinary loss,
discontinued operations and preferred dividend                 $ (22,294)          $    787           $ (1,536)          $(1,950)
                                                               =========           ========           ========           =======


Per share data

Basic weighted average shares                                     38,827
                                                               =========
Diluted weighted average shares                                   38,836
                                                               =========

Loss before capital gain, extraordinary loss, discontinued
operations and preferred dividend, basic and diluted           $   (0.57)
                                                               =========



                                                                              Pro Forma Adjustments
                                                              ----------------------------------------------------
                                                                                                      Sale of
                                                                 Sale of           Sale of           Properties
                                                              Temple Mall (3)    Huntington (4)     to Radiant (5)      Pro Forma
                                                              ----------------   --------------     --------------      ---------
Revenues
  Rents                                                                            $ (2,231)          $(29,812)          $ 12,771
  Sales                                                                                                                     6,643
  Interest - Mortgage loans                                                                                                   463
           - Short-term investments                                                                        (87)                38
  Equity in income from joint venture                                (64)                                                      --
  Management fees                                                                                                             332
  Other income                                                                                                                784
                                                                 -------           --------           --------           --------
                                                                     (64)            (2,231)           (29,899)            21,031
                                                                 -------           --------           --------           --------

Expenses
  Property operating                                                                    (78)            (8,574)             4,386
  Cost of goods sold                                                                                                        8,670
  Real estate taxes                                                                    (356)            (3,068)               817
  Depreciation and amortization                                                        (242)            (7,742)             4,373
  Interest - Mortgage loans                                                            (690)            (9,074)             2,952
           - Notes payable                                                                                                     39
           - Senior notes                                                                                                   1,113
           - Bank loans and other                                                                                           1,580
  General and administrative                                                                                               14,664
  Unrealized loss on carrying value of assets
  identified for disposition and impaired assets                                                                            9,800
                                                                 -------           --------           --------           --------
                                                                      --             (1,366)           (28,458)            48,394
                                                                 -------           --------           --------           --------


Loss before capital gain, extraordinary loss,
discontinued operations and preferred dividend                   $   (64)          $   (865)          $ (1,441)          $(27,363)
                                                                 =======           ========           ========           ========


Per share data

Basic weighted average shares                                                                                              38,827

                                                                                                                         ========
Diluted weighted average shares                                                                                            38,836

                                                                                                                         ========

Loss before capital gain, extraordinary loss, discontinued
operations and preferred dividend, basic and diluted                                                                     $  (0.70)
                                                                                                                         ========


1) Crossroads was sold in April 2000.

2) Spinoff of Imperial was in March 2000.

3) Temple Mall was sold in August 2000.

4)  Huntington Garage was sold in December 2000.

5) The sale of properties to Radiant was in March 2001.